UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                Current Report Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

                                October 20, 2005
                ------------------------------------------------
                Date of Report (Date of earliest event reported)

                              Congoleum Corporation
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


             Delaware                   01-13612              02-0398678
  -------------------------------      -----------         ----------------
  (State or other jurisdiction of      (Commission         (I.R.S. Employer
    incorporation) File Number)    Identification No.)


                             3500 Quakerbridge Road
                                  P.O. Box 3127
                           Mercerville, NJ 08619-0127
              -----------------------------------------------------
              (Address of principal executive offices and zip code)

                                  609-584-3000
              ----------------------------------------------------
              (Registrant's telephone number, including area code)


                                       N/A
                         -------------------------------
                         (Former name or former address,
                         if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a- 12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events

Congoleum Corporation (AMEX: CGM) announced today that the law firm of Gilbert Heintz & Randolph will be withdrawing as coverage counsel by mutual agreement following an appeals court ruling that it had other representations which were in conflict with its representation of Congoleum, and that Congoleum will be retaining the firm of Covington & Burling to represent it on the insurance coverage litigation and insurance settlement matters previously handled by Gilbert Heintz. The transition is subject to court approval. The New Jersey firm of Dughi & Hewit will continue to serve as co-counsel in Congoleum's coverage litigation. The text of the press release is filed herewith as Exhibit 99, and incorporated herein by reference.


9.01 Financial Statements and Exhibit

--------------------------------------------------------------------------------
  EXHIBIT NO.                            DESCRIPTION
--------------------------------------------------------------------------------
      99        Press release, dated October 20, 2005.
--------------------------------------------------------------------------------

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date: October 20, 2005                     Congoleum Corporation


                                    By:    /s/ Howard N. Feist III
                                           -------------------------
                                    Name:  Howard N. Feist III
                                    Title: Chief Financial Officer



                                       -2-